UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2023

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2023, as part of its periodic review of corporate governance matters, the Board of Directors of FedEx Corporation (“FedEx” or the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The Bylaws were amended to:

•

Modify the provisions relating to the availability of lists of stockholders entitled to vote at stockholder meetings and adjournment procedures for stockholder meetings to reflect recent amendments to the Delaware General Corporation Law (Article II, Sections 4 and 7);

•

Update the disclosure, notification, and other requirements related to nominations of directors and solicitations of proxies, including requiring compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (Article II, Sections 5, 13, and 15);

•	Require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white (Article II, Section 9);

•	Specify that the chief executive officer is a required officer of the Company;

•	Provide the chief executive officer the authority to appoint and remove assistant secretaries and assistant treasurers and fill vacancies for such offices (Article V, Sections 1, 2, and 3); and

•

Make several ministerial and clarifying changes (Article II, Sections 1, 2, 6, 7, 8, 13, and 15; Article III, Sections 1 and 11; Article IV, Section 1; Article V, Section 1; and Article VII, Sections 2 and 8).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Bylaws as adopted and effective as of March 6, 2023. The Bylaws as adopted and effective as of March 6, 2023, and a copy marked to show changes from the prior Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of March 6, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: March 6, 2023	By:	/s/ Mark R. Allen
	Name:	Mark R. Allen
	Title:	Executive Vice President, General Counsel and Secretary